UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                                 July 22, 2003


                   CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                    001-31553             36-4459170
        ---------------           -----------------      ---------------
(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)       Identification No.)



30 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 9.  Regulation FD Disclosure.

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Chicago Mercantile Exchange Holdings Inc., dated July 22, 2003, reporting Chicago Mercantile Exchange Holdings Inc.'s financial results for the second quarter of 2003.


                                 EXHIBIT INDEX


Exhibit
Number            Description
-----------       --------------

99.1              Press Release, dated July 22, 2003.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                 Registrant


Date: July 22, 2003              By: /s/ Kathleen M. Cronin
                                     ------------------------
                                     Kathleen M. Cronin
                                     Corporate Secretary